Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other 8 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Portfolio 24 Additional Information Deferred Policy Acquisition Costs Rollforward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures 29 Glossary of Selected Financial and Product Terms 32 Analyst Coverage, Ratings & Contact Information 33 This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Annual Report on Form 10-K for the year ended December 31, 2019. Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at www.sec.gov, and at our website at ir.equitableholdings.com . All information included in this financial supplement is unaudited. This financial supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-K for the year ended December 31, 2019 4Q19 Financial Supplement 2

Consolidated Financials and Key Metrics 4Q19 Financial Supplement 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	Years Ended or As of 12/31/2018	12/31/2019	Change
Net income (loss)	$ 1,999	$ (709)	$ 430	$ (316)	$ (841)	(142.1)%	$ 2,154	$ (1,436)	(166.7)%
Net income (loss) attributable to the noncontrolling interest	(61)	(66)	(67)	(68)	(96)	(57.4)%	(334)	(297)	11.1 %
Net income (loss) attributable to Holdings	$ 1,938	$ (775)	$ 363	$ (384)	$ (937)	(148.3)%	$ 1,820	$ (1,733)	(195.2)%
Non-GAAP Operating Earnings (1) (2)	$ 504	$ 509	$ 559	$ 677	$ 652	29.4 %	$ 2,166	$ 2,397	10.7 %
Total equity attributable to Holdings	$ 13,866	$ 13,143	$ 14,843	$ 14,936	$ 13,535	(2.4)%	$ 13,866	$ 13,535	(2.4)%
Less: Accumulated other comprehensive income (loss)	(1,396)	(513)	876	1,468	840	160.2 %	(1,396)	840	160.2 %
Total equity attributable to Holdings (ex. AOCI)	$ 15,262	$ 13,656	$ 13,967	$ 13,468	$ 12,695	(16.8)%	$ 15,262	$ 12,695	(16.8)%
Return on Equity (ex. AOCI) - TTM	12.5%	5.8%	7.2%	8.1%	(13.1)%		12.5%	(13.1)%	
Non-GAAP Operating ROE (1) (3) (4)	14.9%	15.2%	15.9%	16.0%	18.1 %		14.9%	18.1 %	
Debt to capital:									
Debt to Capital	26.3%	27.4%	24.6%	24.3%	23.3 %		26.3%	23.3 %	
Debt to Capital (ex. AOCI)	24.5%	26.6%	25.8%	26.3%	24.5 %		24.5%	24.5 %	
Per share:									
Diluted earnings per share: (5)									
Net income (loss) attributable to Holdings	$ 3.57	$ (1.50)	$ 0.74	$ (0.78)	$ (1.97)	(155.3)%	$ 3.27	$ (3.51)	(207.4)%
Non-GAAP Operating Earnings (1) (2)	$ 0.93	$ 0.98	$ 1.14	$ 1.38	$ 1.37	47.6 %	$ 3.89	$ 4.85	24.5 %
Book value per share	$ 26.22	$ 26.77	$ 30.22	$ 30.53	$ 29.19	11.3 %	$ 26.22	$ 29.19	11.3 %
Book value per share (ex. AOCI)	$ 28.86	$ 27.81	$ 28.44	$ 27.53	$ 27.38	(5.1)%	$ 28.86	$ 27.38	(5.1)%
Weighted-average common shares outstanding:									
Basic	543.3	518.0	491.1	490.4	474.9	(12.6)%	556.4	493.6	(11.3)%
Diluted	543.7	518.0	491.9	490.4	474.9	(12.6)%	556.5	493.6	(11.3)%
Ending common shares outstanding	528.9	491.0	491.1	489.3	463.7	(12.3)%	528.9	463.7	(12.3)%
Return to Stockholders:									
Common stock dividend	$ 69	$ 68	$ 73	$ 74	$ 70		$ 142	$ 285	
Repurchase of common shares	592	750	—	37	563		649	1,350	
Total capital returned to stockholders	$ 661	$ 818	$ 73	$ 111	$ 633		$ 791	$ 1,635	
Market Values:									
S&P 500	2,507	2,834	2,942	2,977	3,231	28.9 %	2,507	3,231	28.9 %
US 10-Year Treasury	2.7%	2.4%	2.0%	1.7%	1.9 %		2.7%	1.9 %	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in 2017, Non-GAAP Operating ROE for the trailing twelve months ended December 31, 2019 would have been 18.1%. For additional information on the impact to the measure, see the "Additional Information" section herein.

(3) Calculated using Pro forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

(4) Prior periods before 6/30/19 reflect pro forma adjustments.

(5) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

4Q19 Financial Supplement 4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	For the Three Months Ended 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	Years Ended 12/31/2018	12/31/2019	Change
Revenues									
Policy charges and fee income	$ 943	$ 931	$ 941	$ 929	$ 937	(0.6)%	$ 3,824	$ 3,738	(2.2)%
Premiums	271	283	280	284	300	10.7 %	1,094	1,147	4.8 %
Net derivative gains (losses)	2,057	(1,630)	(236)	(451)	(1,683)	(181.8)%	(231)	(4,000)	N/M
Net investment income (loss)	825	1,015	976	824	884	7.2 %	2,693	3,699	37.4 %
Investment gains (losses), net	(131)	(11)	(12)	199	(103)	21.4 %	(86)	73	184.9 %
Investment management and service fees	1,050	999	1,072	1,101	1,208	15.0 %	4,268	4,380	2.6 %
Other income	140	127	139	142	146	4.3 %	516	554	7.4 %
Total revenues	5,155	1,714	3,160	3,028	1,689	(67.2)%	12,078	9,591	(20.6)%
Benefits and other deductions									
Policyholders' benefits	1,103	880	896	1,757	837	(24.1)%	2,915	4,370	49.9 %
Interest credited to policyholders' account balances	273	304	314	304	319	16.8 %	1,090	1,241	13.9 %
Compensation and benefits	473	509	512	502	558	18.0 %	2,079	2,081	0.1 %
Commissions and distribution related payments	296	281	307	317	337	13.9 %	1,160	1,242	7.1 %
Interest expense	60	56	57	54	54	(10.0)%	231	221	(4.3)%
Amortization of deferred policy acquisition costs	158	198	177	85	119	(24.7)%	333	579	73.9 %
Other operating costs and expenses	463	410	456	449	577	24.6 %	1,809	1,892	4.6 %
Total benefits and other deductions	2,826	2,638	2,719	3,468	2,801	(0.9)%	9,617	11,626	20.9 %
Income (loss) from operations, before income taxes	2,329	(924)	441	(440)	(1,112)	(147.7)%	2,461	(2,035)	(182.7)%
Income tax (expense) benefit	(330)	215	(11)	124	271	182.1 %	(307)	599	295.1 %
Net income (loss)	1,999	(709)	430	(316)	(841)	(142.1)%	2,154	(1,436)	(166.7)%
Less: net (income) loss attributable to the noncontrolling interest	(61)	(66)	(67)	(68)	(96)	(57.4)%	(334)	(297)	11.1 %
Net income (loss) attributable to Holdings	$ 1,938	$ (775)	$ 363	$ (384)	$ (937)	(148.3)%	$ 1,820	$ (1,733)	(195.2)%
Adjustments related to:									
Variable annuity product features	$ (1,898)	$ 1,540	$ 200	$ 1,444	$ 1,694		$ (70)	$ 4,878	
Investment gains (losses), net	130	11	12	(199)	103		86	(73)	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	33	24	24	24	27		215	99	
Other adjustments	69	40	89	78	199		299	406	
Income tax (expense) benefit related to above adjustments	350	(337)	(71)	(282)	(424)		(111)	(1,114)	
Non-recurring tax items	(118)	6	(58)	(4)	(10)		(73)	(66)	
Non-GAAP Operating earnings (1) (2)	$ 504	$ 509	$ 559	$ 677	$ 652		$ 2,166	$ 2,397	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in 2017, Non-GAAP Operating ROE for the trailing twelve months ended December 31, 2019 would have been 18.1%. For additional information on the impact to the measure, see the "Additional Information" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019
	Balances as of				
Assets					
Total investments	$ 81,333	$ 82,948	$ 86,901	$ 94,717	$ 93,340
Cash and cash equivalents	4,469	5,129	4,734	4,471	4,405
Cash and securities segregated, at fair value	1,170	1,262	1,110	958	1,095
Broker-dealer related receivables	2,209	2,122	2,156	1,935	1,987
Deferred policy acquisition costs	6,745	6,018	6,080	5,787	5,890
Goodwill and other intangible assets, net	4,780	4,769	4,776	4,765	4,751
Amounts due from reinsurers	4,895	4,850	4,740	4,656	4,592
GMIB reinsurance contract asset, at fair value	1,732	1,740	1,896	2,452	2,139
Current and deferred income taxes	—	—	—	—	—
Other assets	3,127	3,787	3,760	3,882	3,799
Assets held-for-sale	—	—	—	—	962
Separate Accounts assets	110,337	120,194	122,444	121,023	126,910
Total assets	$ 220,797	$ 232,819	$ 238,597	$ 244,646	$ 249,870
Liabilities					
Policyholders' account balances	$ 49,923	$ 52,197	$ 53,211	$ 56,719	$ 58,879
Future policy benefits and other policyholders' liabilities	30,998	31,462	32,381	36,310	34,587
Broker-dealer related payables	431	494	443	519	722
Securities sold under agreements to repurchase	573	—	—	—	—
Customers related payables	3,095	2,999	2,686	2,381	2,523
Amounts due to reinsurers	1,438	1,372	1,390	1,387	1,404
Short-term and long-term debt	4,955	4,949	4,852	4,794	4,111
Income taxes payable	68	482	689	864	549
Other liabilities	3,360	3,781	3,856	3,833	3,970
Liabilities held-for-sale	—	—	—	—	724
Separate Accounts liabilities	110,337	120,194	122,444	121,023	126,910
Total liabilities	205,178	217,930	221,952	227,830	234,379
Redeemable noncontrolling interest	187	207	257	338	365
Equity					
Preferred Stock	—	—	—	—	775
Common stock	5	5	5	5	5
Additional paid-in capital	1,908	1,881	1,901	1,897	1,920
Treasury shares	(640)	(1,234)	(1,232)	(1,269)	(1,832)
Retained earnings	13,989	13,004	13,293	12,835	11,827
Accumulated other comprehensive income (loss)	(1,396)	(513)	876	1,468	840
Total equity attributable to Holdings	13,866	13,143	14,843	14,936	13,535
Noncontrolling interest	1,566	1,539	1,545	1,542	1,591
Total equity	15,432	14,682	16,388	16,478	15,126
Total liabilities, redeemable noncontrolling interest and equity	$ 220,797	$ 232,819	$ 238,597	$ 244,646	$ 249,870

4Q19 Financial Supplement 6

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	Balances as of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019
Short-term and long-term debt:					
Short-term debt					
AB commercial paper	$ 521	$ 540	$ 443	$ 303	$ —
AB revolving credit facility	25	—	—	80	—
Total short-term debt	546	540	443	383	—
Total long-term debt	4,409	4,409	4,409	4,411	4,111
Total short-term and long-term debt: [A]	$ 4,955	$ 4,949	$ 4,852	$ 4,794	$ 4,111
Equity:					
Preferred stock	$ —	$ —	$ —	$ —	$ 775
Common stock	$ 5	$ 5	$ 5	$ 5	$ 5
Additional paid-in capital	1,908	1,881	1,901	1,897	1,920
Treasury stock, at cost	(640)	(1,234)	(1,232)	(1,269)	(1,832)
Retained earnings	13,989	13,004	13,293	12,835	11,827
Accumulated other comprehensive income (loss)	(1,396)	(513)	876	1,468	840
Total equity attributable to Holdings	13,866	13,143	14,843	14,936	13,535
Noncontrolling interest	1,566	1,539	1,545	1,542	1,591
Total equity	$ 15,432	$ 14,682	$ 16,388	$ 16,478	$ 15,126
Total equity attributable to Holdings, ex. AOCI: [B]	$ 15,262	$ 13,656	$ 13,967	$ 13,468	$ 12,695
Capital:					
Total capitalization	$ 18,821	$ 18,092	$ 19,695	$ 19,730	$ 17,646
Total capitalization ex. AOCI: [A+B]	$ 20,217	$ 18,605	$ 18,819	$ 18,262	$ 16,806
Debt to capital:					
Debt to capital	26.3%	27.4%	24.6%	24.3%	23.3%
Debt to capital ex. AOCI	24.5%	26.6%	25.8%	26.3%	24.5%
Roll-forward of common shares outstanding (millions of shares):					
Beginning balance	558.5	528.9	491.0	491.1	489.3
Repurchases	(29.6)	(30.0)	—	(1.8)	(25.6)
Retirements	—	(8.1)	—	—	—
Issuances	—	0.2	0.1	—	—
Ending basic common shares outstanding	528.9	491.0	491.1	489.3	463.7
Total potentially dilutive shares	—	—	—	—	—
Ending common shares outstanding - maximum potential dilution	528.9	491.0	491.1	489.3	463.7

4Q19 Financial Supplement 7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Three Months Ended December 31, 2019					
	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 525	$ 73	$ —	$ 532	$ 107	$ 1,237
Net investment income (loss)	313	158	13	253	152	889
Net derivative gains (losses)	52	1	(9)	—	(22)	22
Investment management, service fees and other income	184	55	975	63	77	1,354
Segment revenues	1,074	287	979	848	314	3,502
Benefits and other deductions						
Policyholders' benefits	282	1	—	377	164	824
Interest credited to policyholders' account balances	81	76	—	124	38	319
Commissions and distribution related payments	72	12	138	44	71	337
Amortization of deferred policy acquisition costs	52	8	—	55	12	127
Compensation, benefits and other operating costs and expenses	110	56	576	92	102	936
Interest expense and financing fees	—	—	1	—	58	59
Segment benefits and other deductions	597	153	715	692	445	2,602
Operating earnings (loss), before income taxes	477	134	264	156	(131)	900
Income Taxes	(86)	(24)	(44)	(28)	23	(159)
Operating earnings (loss), before noncontrolling interest	391	110	220	128	(108)	741
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(89)	—	—	(89)
Operating earnings (loss)	$ 391	$ 110	$ 131	$ 128	$ (108)	$ 652

	Three Months Ended December 31, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 505	$ 67	$ —	$ 541	$ 103	$ 1,216
Net investment income (loss)	248	157	(24)	254	98	733
Net derivative gains (losses)	249	1	16	1	1	268
Investment Management, service fees and other income	179	49	817	57	85	1,187
Segment revenues	1,181	274	809	853	287	3,404
Benefits and other deductions						
Policyholders' benefits	465	1	—	484	155	1,105
Interest credited to policyholders' account balances	53	74	—	122	24	273
Commissions and distribution related payments	70	12	104	41	69	296
Amortization of deferred policy acquisition costs	87	11	—	61	11	170
Compensation, benefits and other operating costs and expenses	102	56	500	101	74	833
Interest Expense and Financing Fees	—	—	2	—	58	60
Segment benefits and other deductions	777	154	606	809	391	2,737
Operating earnings (loss), before income taxes	404	120	203	44	(104)	667
Income Taxes	(56)	(18)	(24)	(7)	10	(95)
Operating earnings (loss), before noncontrolling interest	348	102	179	37	(94)	572
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(72)	—	4	(68)
Operating earnings (loss)	$ 348	$ 102	$ 107	$ 37	$ (90)	$ 504

Notes:

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2019 Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 2,085	$ 279	$ —	$ 2,107	$ 414	$ 4,885
Net investment income (loss)	1,148	590	57	967	540	3,302
Net derivative gains (losses)	377	4	(38)	10	(24)	329
Investment Management, service fees and other income	730	204	3,460	241	299	4,934
Segment revenues	4,340	1,077	3,479	3,325	1,229	13,450
Benefits and other deductions						
Policyholders' benefits	1,208	2	—	1,603	719	3,532
Interest credited to policyholders' account balances	288	302	—	520	131	1,241
Commissions and distribution related payments	281	42	488	166	265	1,242
Amortization of deferred policy acquisition costs	220	35	—	211	6	472
Compensation, benefits and other operating costs and expenses	435	224	2,174	346	296	3,475
Interest expense and financing fees	—	—	10	—	228	238
Segment benefits and other deductions	2,432	605	2,672	2,846	1,645	10,200
Operating earnings (loss), before income taxes	1,908	472	807	479	(416)	3,250
Income Taxes	(331)	(82)	(144)	(83)	73	(567)
Operating earnings (loss), before noncontrolling interest	1,577	390	663	396	(343)	2,683
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(282)	—	(4)	(286)
Operating earnings (loss)	$ 1,577	$ 390	$ 381	$ 396	$ (347)	$ 2,397

	Year Ended December 31, 2018 Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 2,124	$ 271	$ —	$ 2,103	$ 420	$ 4,918
Net investment income (loss)	981	552	(10)	901	438	2,862
Net derivative gains (losses)	197	2	12	5	6	222
Investment Management, service fees and other income	752	194	3,409	223	284	4,862
Segment revenues	4,054	1,019	3,411	3,232	1,148	12,864
Benefits and other deductions						
Policyholders' benefits	1,073	4	—	1,827	723	3,627
Interest credited to policyholders' account balances	229	290	—	481	90	1,090
Commissions and distribution related payments	291	42	427	142	258	1,160
Amortization of deferred policy acquisition costs	186	(7)	—	166	(1)	344
Compensation, benefits and other operating costs and expenses	415	225	2,115	380	288	3,423
Interest Expense and Financing Fees	—	—	8	—	223	231
Segment benefits and other deductions	2,194	554	2,550	2,996	1,581	9,875
Operating earnings (loss), before income taxes	1,860	465	861	236	(433)	2,989
Income Taxes	(305)	(76)	(122)	(39)	70	(472)
Operating earnings (loss), before noncontrolling interest	1,555	389	739	197	(363)	2,517
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(358)	—	7	(351)
Operating earnings (loss)	$ 1,555	$ 389	$ 381	$ 197	$ (356)	$ 2,166

Notes

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 9

Assets Under Management and Administration Balances as of (in billions USD, except for Equitable Headcount) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Assets Under Management AB AUM Total AB $ 516.4 $ 554.7 $ 580.8 $ 592.4 $ 622.9 Exclusion for General Account and other Affiliated Accounts (61.5) (62.9) (66.8) (75.2) (74.4) Exclusion for Separate Accounts (32.4) (36.3) (37.0) (36.6) (38.5) AB third party $ 422.5 $ 455.5 $ 477.0 $ 480.6 $ 509.9 Total company AUM AB third party $ 422.5 $ 455.5 $ 477.0 $ 480.6 $ 509.9 General Account and other Affiliated Accounts 85.8 88.1 91.6 99.2 97.7 Separate Accounts 110.3 120.2 122.4 121.0 126.9 Total AUM $ 618.6 $ 663.8 $ 691.1 $ 700.8 $ 734.6 Total Assets Under Administration (AUA) (1) $ 43.9 $ 47.8 $ 50.1 $ 50.8 $ 54.1 Equitable Advisor Headcount Total Number of Equitable Advisors (2) 4,722 4,410 4,360 4,330 4,487 Notes: (1) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other. (2) Increased qualification requirements for retired advisors in the first quarter of 2019 resulting in a reduction of 233 advisors. 4Q19 Financial Supplement 10

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	For the Three Months Ended						Years Ended		
	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	12/31/2018	12/31/2019	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 2,157	11.7 %	$ 7,308	$ 8,191	12.1 %
Renewal premium and deposits	80	95	92	80	82	2.3 %	327	349	6.8 %
Total Gross Premiums	$ 2,011	$ 1,974	$ 2,185	$ 2,142	$ 2,239	11.3 %	$ 7,635	$ 8,540	11.9 %
Group Retirement									
First year premiums and deposits	$ 390	$ 329	$ 358	$ 332	$ 469	20.3 %	$ 1,428	$ 1,488	4.2 %
Renewal premium and deposits	527	511	552	438	544	3.3 %	1,955	2,045	4.6 %
Total Gross Premiums	$ 917	$ 840	$ 910	$ 770	$ 1,013	10.5 %	$ 3,383	$ 3,533	4.4 %
Protection Solutions									
First year premiums and deposits	$ 119	$ 111	$ 113	$ 113	$ 122	2.8 %	$ 451	$ 459	1.8 %
Renewal premium and deposits	651	675	633	664	668	2.6 %	2,577	2,640	2.4 %
Total Gross Premiums	$ 770	$ 786	$ 746	$ 777	$ 790	2.6 %	$ 3,028	$ 3,099	2.4 %
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional (3)	$ 3.4	$ 3.4	$ 5.5	$ 2.9	$ 5.4	57.9 %	$ 25.8	$ 17.1	(33.7)%
Retail (3)	15.1	16.4	18.8	21.1	18.9	25.1 %	54.2	75.3	38.9 %
Private Wealth Management (3)	2.6	3.3	3.0	2.3	2.7	5.7 %	13.5	11.3	(16.3)%
Firmwide Gross Sales	$ 21.1	$ 23.1	$ 27.3	$ 26.3	$ 27.0	28.1 %	$ 93.5	$ 103.7	10.9 %
Gross sales by investment service									
Equity Active (3)	$ 8.3	$ 7.9	$ 8.8	$ 6.9	$ 10.9	32.0 %	$ 36.5	34.7	(4.9)%
Equity Passive (1) (3)	3.1	—	—	0.3	0.3	(90.3)%	4.1	0.5	(87.8)%
Fixed Income - Taxable (3)	6.6	11.5	13.1	16.2	12.2	85.6 %	27.6	53.0	92.0 %
Fixed Income - Tax-Exempt (3)	1.7	2.6	2.6	2.5	2.4	42.9 %	7.9	10.0	26.6 %
Fixed Income Passive (1)(3)	—	—	0.1	—	—	(100.0)%	—	0.1	100.0 %
Other (2)(3)	1.4	1.1	2.8	0.4	1.2	(17.2)%	17.4	5.4	(69.0)%
Firmwide Gross Sales	$ 21.1	$ 23.1	$ 27.4	$ 26.3	$ 27.0	28.1 %	$ 93.5	$ 103.7	10.9 %

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for the twelve months ended December 31, 2019 due to rounding.

4Q19 Financial Supplement 11

Business Segments: Operating Earnings Results and Metrics 4Q19 Financial Supplement 12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	Years Ended or As of 12/31/2018	12/31/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 505	$ 498	$ 524	$ 538	$ 525	4.0 %	$ 2,124	$ 2,085	(1.8)%
Net investment income (loss)	248	268	280	287	313	26.2 %	981	1,148	17.0 %
Net derivative gains (losses)	249	63	87	175	52	(79.1)%	197	377	91.4 %
Investment management, service fees and other income	179	178	182	186	184	2.8 %	752	730	(2.9)%
Segment revenues	1,181	1,007	1,073	1,186	1,074	(9.1)%	4,054	4,340	7.1 %
Benefits and other deductions									
Policyholders' benefits	465	244	291	391	282	(39.4)%	1,073	1,208	12.6 %
Interest credited to policyholders' account balances	53	62	84	61	81	52.8 %	229	288	25.8 %
Commissions and distribution-related payments	70	66	71	72	72	2.9 %	291	281	(3.4)%
Amortization of deferred policy acquisition costs	87	83	75	10	52	(40.2)%	186	220	18.3 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	102	111	114	100	110	7.8 %	415	435	4.8 %
Segment benefits and other deductions	777	566	635	634	597	(23.2)%	2,194	2,432	10.8 %
Operating earnings (loss), before income taxes	404	441	438	552	477	18.1 %	1,860	1,908	2.6 %
Income taxes	(56)	(71)	(79)	(95)	(86)	(53.6)%	(305)	(331)	(8.5)%
Operating earnings (loss), before noncontrolling interest	348	370	359	457	391	12.4 %	1,555	1,577	1.4 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss) (2)	$ 348	$ 370	$ 359	$ 457	$ 391	12.4 %	$ 1,555	$ 1,577	1.4 %
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 1,555	$ 1,557	$ 1,511	$ 1,534	$ 1,577	1.4 %	$ 1,555	$ 1,577	1.4 %
Average capital - TTM: [B]	$ 6,921	$ 6,881	$ 6,917	$ 7,180	$ 7,362	6.4 %	$ 6,921	$ 7,362	6.4 %
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	22.5%	22.6%	21.8%	21.4%	21.4%		22.5%	21.4%	
Average Account Value	$ 100,166	$ 98,543	$ 103,402	$ 104,143	$ 106,450	6.3 %	$ 99,006	$ 101,756	2.8 %
Return on assets	1.86%	1.87%	1.73%	1.76%	1.79%		1.88%	1.88%	
Net flows									
Current Product Offering	$ 718	$ 841	$ 845	$ 802	$ 842	17.2 %	$ 2,913	$ 3,330	14.3 %
Fixed Rate	(1,047)	(929)	(937)	(925)	(1,038)	0.9 %	(4,111)	(3,829)	6.9 %
Net flows	$ (329)	$ (88)	$ (92)	$ (123)	$ (196)	40.3 %	$ (1,198)	$ (499)	58.3 %
First year premiums and deposits	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 2,157	11.7 %	$ 7,308	$ 8,191	12.1 %
In-force Policy Count by Product (in thousands):									
Fixed rate	376	370	365	360	357		376	357	
Current product offering	534	537	542	546	549		534	549	
Total	910	907	907	906	906		910	906	

Column headers 3/31/2019 through 9/30/2019: For the Three Months Ended or As of.

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Operating earnings for the three and twelve months ended December 31, 2018 for the Individual Retirement segment would have been $361 million and $1.5 billion and Non-GAAP Operating ROC for the trailing twelve months ended December 31, 2019 would have been 21.8%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 13

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Years Ended or As of 12/31/2018	12/31/2019
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 1,088	$ 1,106	$ 1,302	$ 1,305	$ 1,425	$ 3,926	$ 5,138
Retirement Cornerstone	620	583	543	522	507	2,479	2,156
Investment Edge	134	110	152	146	141	537	548
Other	89	80	96	89	84	366	349
Total First Year Premiums	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 7,308	$ 8,191
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,194	$ 1,239	$ 1,433	$ 1,483	$ 1,573	$ 4,640	$ 5,728
ROP death benefit only	177	119	165	118	149	496	551
Total non-GMxB & ROP death benefit only	1,371	1,358	1,598	1,601	1,722	5,136	6,279
Floating rate GMxB	543	511	479	449	425	2,124	1,864
Fixed rate GMxB	17	10	16	12	10	48	48
Total First Year Premiums	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 7,308	$ 8,191
Account Values							
General Account:							
Balance as of beginning of period	$ 21,403	$ 20,631	$ 22,677	$ 23,455	$ 24,409	$ 19,059	$ 20,631
Gross premiums	1,069	1,177	1,268	1,273	1,315	4,045	5,034
Surrenders, withdrawals and benefits	(577)	(473)	(501)	(474)	(477)	(2,005)	(1,926)
Net flows	492	704	767	799	838	2,040	3,108
Investment performance, interest credited and policy charges	(1,264)	1,342	469	155	861	(468)	2,827
Transfer to Corp & Other	—	—	(458)	—	—	—	(458)
Balance as of end of period	$ 20,631	$ 22,677	$ 23,455	$ 24,409	$ 26,108	$ 20,631	$ 26,108
Separate Accounts:							
Balance as of beginning of period	$ 84,341	$ 73,958	$ 79,821	$ 80,852	$ 79,570	$ 84,364	$ 73,958
Gross premiums	991	861	905	862	911	3,848	3,538
Surrenders, withdrawals and benefits	(1,812)	(1,653)	(1,764)	(1,784)	(1,945)	(7,086)	(7,145)
Net flows	(821)	(792)	(859)	(922)	(1,034)	(3,238)	(3,607)
Investment performance, interest credited and policy charges	(9,562)	6,655	1,890	(360)	4,278	(7,168)	12,463
Transfer to Corp & Other	—	—	—	—	—	—	—
Balance as of end of period	$ 73,958	$ 79,821	$ 80,852	$ 79,570	$ 82,814	$ 73,958	$ 82,814
Total:							
Balance as of beginning of period	$ 105,744	$ 94,589	$ 102,498	$ 104,307	$ 103,979	$ 103,423	$ 94,589
Gross premiums (1)	2,060	2,038	2,173	2,135	2,226	7,893	8,572
Surrenders, withdrawals and benefits	(2,389)	(2,126)	(2,265)	(2,258)	(2,422)	(9,091)	(9,071)
Net flows	(329)	(88)	(92)	(123)	(196)	(1,198)	(499)
Investment performance, interest credited and policy charges	(10,826)	7,997	2,359	(205)	5,139	(7,636)	15,290
Transfer to Corp & Other	—	—	(458)	—	—	—	(458)
Balance as of end of period	$ 94,589	$ 102,498	$ 104,307	$ 103,979	$ 108,922	$ 94,589	$ 108,922
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 8,572	$ 7,791	$ 8,577	$ 9,980	$ 8,746	$ 8,572	$ 8,746
Total GMDB NAR	23,273	20,048	19,697	20,399	19,122	23,273	19,122
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 7,349	$ 7,846	$ 8,481	$ 11,433	$ 10,675	$ 7,349	$ 10,675
GMDB Reserves	4,545	4,560	4,606	4,663	4,677	4,545	4,677
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 11,894	$ 12,406	$ 13,087	$ 16,096	$ 15,352	$ 11,894	$ 15,352

Notes:

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

4Q19 Financial Supplement 14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	12/31/2018	12/31/2019	Change
	For the Three Months Ended or As of						Years Ended or As of		
Revenues									
Policy charges, fee income and premiums	$ 67	$ 65	$ 69	$ 72	$ 73	9.0 %	$ 271	$ 279	3.0 %
Net investment income (loss)	157	134	150	148	158	0.6 %	552	590	6.9 %
Net derivative gains (losses)	1	4	(2)	1	1	— %	2	4	100.0 %
Investment management, service fees and other income	49	48	50	51	55	12.2 %	194	204	5.2 %
Segment revenues	274	251	267	272	287	4.7 %	1,019	1,077	5.7 %
Benefits and other deductions									
Policyholder benefits	1	—	1	—	1	— %	4	2	(50.0)%
Interest credited to policyholders' account balances	74	73	75	78	76	2.7 %	290	302	4.1 %
Commissions and distribution-related payments	12	10	11	9	12	— %	42	42	— %
Amortization of deferred policy acquisition costs	11	12	10	5	8	(27.3)%	(7)	35	600.0 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	56	60	54	54	56	— %	225	224	(0.4)%
Segment benefits and other deductions	154	155	151	146	153	(0.6)%	554	605	9.2 %
Operating earnings (loss), before income taxes	120	96	116	126	134	11.7 %	465	472	1.5 %
Income taxes	(18)	(15)	(21)	(22)	(24)	(33.3)%	(76)	(82)	(7.9)%
Operating earnings (loss), before noncontrolling interest	102	81	95	104	110	7.8 %	389	390	0.3 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 102	$ 81	$ 95	$ 104	$ 110	7.8 %	$ 389	$ 390	0.3 %
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 389	$ 394	$ 412	$ 382	$ 390	N/M	$ 389	$ 390	0.3 %
Average capital - TTM: [B]	$ 1,227	$ 1,256	$ 1,285	$ 1,310	$ 1,335	N/M	$ 1,227	$ 1,335	8.8 %
Non-GAAP Operating ROC - TTM (1): [A/B]	31.7%	31.3%	32.1%	29.2%	29.2%		31.7%	29.2%	
Average Account Value	$ 33,989	$ 33,739	$ 35,567	$ 36,059	$ 36,971	8.8 %	$ 33,154	$ 35,141	6.0 %
Return on assets	1.37%	1.39%	1.38%	1.27%	1.28%		1.40%	1.34%	
Net flows	$ (56)	$ 107	$ 164	$ (23)	$ 19	134.0 %	$ 96	$ 267	178.3 %
Gross premiums	$ 917	$ 840	$ 910	$ 770	$ 1,013	10.5 %	$ 3,383	$ 3,533	4.4 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 15

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					Years Ended or As of	
	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	12/31/2018	12/31/2019
Sales Metrics							
Gross premiums:							
First-year premiums	$ 390	$ 329	$ 358	$ 332	$ 469	$ 1,428	$ 1,488
Renewal premiums	527	511	552	438	544	1,955	2,045
Group Retirement premiums	$ 917	$ 840	$ 910	$ 770	$ 1,013	$ 3,383	$ 3,533
Gross premiums by market:							
Tax-exempt	$ 267	$ 198	$ 223	$ 224	$ 257	$ 911	$ 902
Corporate	113	123	122	93	199	479	537
Other	10	8	13	15	13	38	49
Total First Year Premiums	390	329	358	332	469	1,428	1,488
Tax-exempt	408	376	420	313	422	1,450	1,531
Corporate	76	87	82	83	78	319	330
Other	43	48	50	42	44	186	184
Total renewal premiums	527	511	552	438	544	1,955	2,045
Group Retirement premiums by market	$ 917	$ 840	$ 910	$ 770	$ 1,013	$ 3,383	$ 3,533
Account Values							
General Account:							
Balance as of beginning of period	$ 11,587	$ 11,619	$ 11,752	$ 11,892	$ 12,018	$ 11,319	$ 11,619
Gross premiums	339	305	321	340	312	1,171	1,277
Surrenders, withdrawals and benefits	(355)	(267)	(264)	(292)	(346)	(1,141)	(1,168)
Net flows	(16)	38	57	48	(34)	30	109
Investment performance, interest credited and policy charges	48	95	83	78	87	270	343
Balance as of end of period	$ 11,619	$ 11,752	$ 11,892	$ 12,018	$ 12,071	$ 11,619	$ 12,071
Separate Accounts:							
Balance as of beginning of period	$ 23,989	$ 20,782	$ 23,325	$ 24,165	$ 24,043	$ 22,587	$ 20,782
Gross premiums	578	535	589	430	702	2,212	2,256
Surrenders, withdrawals and benefits	(618)	(466)	(482)	(501)	(649)	(2,146)	(2,098)
Net flows	(40)	69	107	(71)	53	66	158
Investment performance, interest credited and policy charges	(3,167)	2,474	733	(51)	1,713	(1,871)	4,869
Balance as of end of period	$ 20,782	$ 23,325	$ 24,165	$ 24,043	$ 25,809	$ 20,782	$ 25,809
Total:							
Balance as of beginning of period	$ 35,576	$ 32,401	$ 35,077	$ 36,057	$ 36,061	$ 33,906	$ 32,401
Gross premiums	917	840	910	770	1,014	3,383	3,533
Surrenders, withdrawals and benefits	(973)	(733)	(746)	(793)	(995)	(3,287)	(3,266)
Net flows	(56)	107	164	(23)	19	96	267
Investment performance, interest credited and policy charges	(3,119)	2,569	816	27	1,800	(1,601)	5,212
Balance as of end of period	$ 32,401	$ 35,077	$ 36,057	$ 36,061	$ 37,880	$ 32,401	$ 37,880

4Q19 Financial Supplement 16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	Years Ended or As of 12/31/2018	12/31/2019	Change
Revenues									
Net investment income (loss)	$ (24)	$ 24	$ 15	$ 5	$ 13	154.2 %	$ (10)	$ 57	670.0 %
Net derivative gains (losses)	16	(20)	(9)	—	(9)	(156.3)%	12	(38)	(416.7)%
Investment management, service fees and other income	817	776	842	867	975	19.3 %	3,409	3,460	1.5 %
Segment Revenues	809	780	848	872	979	21.0 %	3,411	3,479	2.0 %
Benefits and other deductions									
Commissions and distribution-related payments	104	106	116	128	138	32.7 %	427	488	14.3 %
Compensation, benefits and other operating costs and expenses	500	509	547	542	576	15.2 %	2,115	2,174	2.8 %
Interest expense and financing fees	2	4	3	2	1	(50.0)%	8	10	25.0 %
Total benefits and other deductions	606	619	666	672	715	18.0 %	2,550	2,672	4.8 %
Operating earnings (loss), before income taxes	203	161	182	200	264	30.0 %	861	807	(6.3)%
Income taxes	(24)	(29)	(33)	(38)	(44)	(83.3)%	(122)	(144)	(18.0)%
Operating earnings (loss), before noncontrolling interest	179	132	149	162	220	22.9 %	739	663	(10.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(72)	(55)	(69)	(69)	(89)	(23.6)%	(358)	(282)	21.2 %
Operating earnings (loss)	$ 107	$ 77	$ 80	$ 93	$ 131	22.4 %	$ 381	$ 381	— %
Summary Metrics									
Adjusted operating margin (1)	29.3%	24.1%	25.1%	27.5%	32.3%		29.1%	27.5%	
Net flows (in billions USD)	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ 6.5		$ (8.1)	$ 25.2	
Total AUM (in billions USD)	$ 516.4	$ 554.7	$ 580.8	$ 592.4	$ 622.9		$ 516.4	$ 622.9	
Ownership Structure of AB									
Holdings and its subsidiaries	63.6%	64.0%	63.7%	63.8%	63.3%		63.6%	63.3%	
AB Holding	35.6%	35.2%	35.6%	35.4%	36.0%		35.6%	36.0%	
Unaffiliated holders	0.8%	0.8%	0.7%	0.8%	0.7%		0.8%	0.7%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
EQH economic interest	65.2%	65.6%	65.2%	65.3%	64.8%		65.2%	64.8%	
EQH average economic interest	65.3%	65.6%	65.2%	65.3%	65.2%		65.3%	65.3%	
Units of limited partnership outstanding (in millions)	268.9	267.2	268.8	268.2	270.4		268.9	270.4	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

4Q19 Financial Supplement 17

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019
AUM Roll-forward					
Balance as of beginning of period	$ 550.4	$ 516.4	$ 554.7	$ 580.8	$ 592.4
Sales/new accounts	21.2	23.1	27.3	26.3	27.0
Redemptions/terminations	(19.7)	(18.2)	(16.1)	(18.6)	(15.6)
Cash flow/unreinvested dividends	(0.7)	(3.8)	(1.7)	0.4	(4.9)
Net long-term (outflows) inflows	0.8	1.1	9.5	8.1	6.5
Adjustments (1)	—	—	(0.9)	—	—
Market appreciation (depreciation)	(34.8)	37.2	17.5	3.5	24.0
Net change	(34.0)	38.3	26.1	11.6	30.5
Balance as of end of period	$ 516.4	$ 554.7	$ 580.8	$ 592.4	$ 622.9
Ending Assets by distribution channel					
Institutions	$ 246.3	$ 256.6	$ 269.1	$ 272.9	$ 282.7
Retail	180.8	201.9	214.5	222.5	239.2
Private Wealth Management	89.3	96.2	97.2	97.0	101.0
Total	$ 516.4	$ 554.7	$ 580.8	$ 592.4	$ 622.9
Ending Assets by investment service					
Equity					
Actively Managed	$ 136.2	$ 155.1	$ 161.8	$ 159.9	$ 177.2
Passively Managed (2)	50.2	55.8	57.4	56.8	60.1
Total Equity	$ 186.4	$ 210.9	$ 219.2	$ 216.7	$ 237.3
Fixed Income					
Actively Managed	$ 261.4	$ 271.0	$ 285.1	$ 298.7	$ 305.4
Passively Managed (2)	9.4	9.3	9.5	9.4	9.3
Total Fixed Income	270.8	280.3	294.6	308.1	314.7
Total Other (3)	59.2	63.5	67.0	67.6	70.9
Total	$ 516.4	$ 554.7	$ 580.8	$ 592.4	$ 622.9

Notes:

(1) Approximately $900 million of non-investment management fee earning taxable and tax-exempt money market assets were removed from assets under management during the second quarter of 2019.

(2) Includes index and enhanced index services.

(3) Includes certain multi-asset solutions and services and certain alternative investments.

4Q19 Financial Supplement 18

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	For the Three Months Ended 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Years Ended or As of 12/31/2018	12/31/2019
Net Flows by Distribution Channel							
Institutions							
US (3)	$ 3.7	$ (3.1)	$ 1.0	$ 6.6	$ (1.1)	$ (3.9)	$ 3.5
Global and Non-US (3)	(2.7)	(1.6)	3.2	(5.1)	2.5	(6.1)	(1.1)
Total Institutions	$ 1.0	$ (4.7)	$ 4.2	$ 1.5	$ 1.4	$ (10.0)	$ 2.4
Retail							
US (3)	$ 2.9	$ 1.7	$ 0.5	$ 1.0	$ 1.7	$ 6.7	$ 4.9
Global and Non-US (3)	(2.2)	3.6	5.4	6.4	3.5	(6.7)	18.9
Total Retail	$ 0.7	$ 5.3	$ 5.9	$ 7.4	$ 5.2	—	$ 23.8
Private Wealth							
US	$ (0.8)	$ 0.1	$ (0.5)	$ (0.6)	$ 0.2	—	$ (0.8)
Global and Non-US	(0.1)	0.4	(0.1)	(0.2)	(0.3)	1.9	(0.2)
Total Private Wealth	$ (0.9)	$ 0.5	$ (0.6)	$ (0.8)	$ (0.1)	$ 1.9	$ (1.0)
Total Net Flows by Distribution Channel	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (8.1)	$ 25.2
Net Flows by Investment Service							
Equity Active							
US (3)	$ 1.6	$ (0.1)	$ 0.5	$ 0.6	$ 1.1	$ 2.6	$ 2.2
Global and Non-US	—	1.1	0.5	(2.0)	2.2	8.2	1.8
Total Equity Active (3)	$ 1.6	$ 1.0	$ 1.0	$ (1.4)	$ 3.3	$ 10.8	$ 4.0
Equity Passive (1)							
US (3)	$ 2.7	$ (0.7)	$ (0.5)	$ (0.9)	$ (1.4)	$ 0.5	$ (3.6)
Global and Non-US (3)	(0.4)	(0.1)	(0.1)	(0.2)	(0.2)	(0.7)	(0.5)
Total Equity Passive (1)	$ 2.3	$ (0.8)	$ (0.6)	$ (1.1)	$ (1.6)	$ (0.2)	$ (4.1)
Fixed Income - Taxable							
US (3)	$ 2.6	$ (2.1)	$ 0.9	$ 6.6	$ (0.1)	$ (3.2)	$ 5.3
Global and Non-US (3)	(6.0)	1.4	6.0	2.8	3.3	(16.2)	13.4
Total Fixed Income - Taxable (3)	$ (3.4)	$ (0.7)	$ 6.9	$ 9.4	$ 3.2	$ (19.4)	$ 18.7
Fixed Income - Tax-Exempt							
US	$ (0.8)	$ 0.9	$ 0.1	$ 1.0	$ 1.0	$ 0.8	$ 3.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Taxable	$ (0.8)	$ 0.9	$ 0.1	$ 1.0	$ 1.0	$ 0.8	$ 3.0
Fixed Income - Passive (1)							
US (3)	$ (0.3)	$ (0.1)	$ (0.1)	$ (0.1)	$ (0.1)	$ (0.1)	$ (0.4)
Global and Non-US (3)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)
Total Fixed Income - Passive (1)	$ (0.4)	$ (0.4)	$ (0.2)	$ (0.2)	$ (0.2)	$ (0.3)	$ (0.9)
Other (2)							
US (3)	$ —	$ 0.8	$ 0.1	$ (0.2)	$ 0.3	$ 2.2	$ 1.1
Global and Non-US (3)	1.5	0.3	2.2	0.6	0.5	(2.0)	3.4
Total Other (2)(3)	$ 1.5	$ 1.1	$ 2.3	$ 0.4	$ 0.8	$ 0.2	$ 4.5
Total Net Flows by Investment Service	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (8.1)	$ 25.2
Active vs. Passive Net Flows							
Actively Managed							
Equity (3)	$ 1.6	$ 1.0	$ 1.0	$ (1.4)	$ 3.3	$ 10.8	$ 4.0
Fixed Income (3)	(4.2)	0.2	7.0	10.4	4.2	(18.6)	21.7
Other (2)	1.4	1.0	2.2	0.3	0.6	(0.1)	4.0
Total (3)	$ (1.2)	$ 2.2	$ 10.2	$ 9.3	$ 8.1	$ (7.9)	$ 29.7
Passively Managed (1)							
Equity	$ 2.3	$ (0.8)	$ (0.6)	$ (1.1)	$ (1.6)	$ (0.2)	$ (4.1)
Fixed Income (3)	(0.4)	-0.4	(0.2)	(0.2)	(0.2)	(0.3)	(0.9)
Other (2)	0.1	0.1	0.1	0.1	0.2	0.3	0.5
Total (3)	$ 2.0	$ (1.1)	$ (0.7)	$ (1.2)	$ (1.6)	$ (0.2)	$ (4.5)
Total Active vs Passive Net Flows	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (8.1)	$ 25.2

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for the twelve months ended December 31, 2019 due to rounding.

4Q19 Financial Supplement 19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Change	Years Ended or As of 12/31/2018	12/31/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 541	$ 542	$ 530	$ 503	$ 532	(1.7)%	$ 2,103	$ 2,107	0.2 %
Net investment income (loss)	254	224	248	242	253	(0.4)%	901	967	7.3 %
Net derivative gains (losses)	1	10	1	(1)	—	(100.0)%	5	10	100.0 %
Investment management, service fees and other income	57	55	64	59	63	10.5 %	223	241	8.1 %
Segment revenues	853	831	843	803	848	(0.6)%	3,232	3,325	2.9 %
Benefits and other deductions									
Policyholders' benefits	484	452	419	355	377	(22.1)%	1,827	1,603	(12.3)%
Interest credited to policyholders' account balances	122	138	127	131	124	1.6 %	481	520	8.1 %
Commissions and distribution-related payments	41	38	43	41	44	7.3 %	142	166	16.9 %
Amortization of deferred policy acquisition costs	61	50	50	56	55	(9.8)%	166	211	27.1 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	101	95	75	84	92	(8.9)%	380	346	(8.9)%
Segment benefits and other deductions	809	773	714	667	692	(14.5)%	2,996	2,846	(5.0)%
Operating earnings (loss), before income taxes	44	58	129	136	156	254.5 %	236	479	103.0 %
Income taxes	(7)	(9)	(23)	(23)	(28)	(300.0)%	(39)	(83)	(112.8)%
Operating earnings (loss), before noncontrolling interest	37	49	106	113	128	245.9 %	197	396	101.0 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 37	$ 49	$ 106	$ 113	$ 128	245.9 %	$ 197	$ 396	101.0 %
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 197	$ 211	$ 329	$ 305	$ 396	N/M	$ 197	$ 396	N/M
Average capital - TTM: [B]	$ 2,656	$ 2,762	$ 2,870	$ 2,933	$ 2,995	N/M	$ 2,656	$ 2,995	N/M
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	7.4%	7.6%	11.5%	10.4%	13.2%		7.4%	13.2%	
Benefit ratio	71.0%	71.0%	64.8%	60.5%	59.1%		71.4%	63.8%	
Gross written premiums	$ 770	$ 786	$ 746	$ 777	$ 790	2.6 %	$ 3,028	$ 3,099	2.4 %
Annualized premiums	$ 67	$ 64	$ 63	$ 61	$ 70	4.7 %	$ 246	$ 258	4.9 %
Total in-force face amount (in billions USD)	$ 442.4	$ 442.7	$ 442.7	$ 442.3	$ 441.5	(0.2)%	$ 442.4	$ 441.5	(0.2)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes after tax impact of certain one-time items between Q4 2017 and Q3 2018. For Q4 2017 the impact of one-time items excluded from Protection Solutions operating earnings is $535 million pre-tax and $359 million after tax, assuming a tax rate of 33%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

4Q19 Financial Supplement 20

Protection Solutions - Select Operating Metrics For the Three Months Ended or As of Years Ended or As of (in millions USD, unless otherwise indicated) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 12/31/2018 12/31/2019 Sales Metrics First Year Premiums by Product Line: Universal Life $ — $ — $ — $ 1 $ 1 $ 3 $ 2 Indexed Universal Life 52 46 50 51 56 216 203 Variable Universal Life 54 47 43 42 49 176 181 Term 5 5 5 5 5 19 20 Employee Benefits 7 13 15 13 11 36 52 Other (1) 1 — — 1 — 1 1 Total $ 119 $ 111 $ 113 $ 113 $ 122 $ 451 $ 459 Renewals by Product Line: Universal Life $ 231 $ 225 $ 218 $ 239 $ 212 $ 918 $ 895 Indexed Universal Life 58 70 59 60 59 224 248 Variable Universal Life 224 241 222 221 237 904 921 Term 121 121 117 125 135 483 498 Employee Benefits 10 12 12 14 18 24 56 Other (1) 7 6 5 5 7 24 22 Total 651 675 633 664 668 2,577 2,640 Total Gross Premiums $ 770 $ 786 $ 746 $ 777 $ 790 $ 3,028 $ 3,099 In-force Metrics In-force Face Amount by Product (2) (in billions): Universal Life (3) $ 55.9 $ 55.1 $ 54.5 $ 53.8 $ 53.3 $ 55.9 $ 53.3 Indexed Universal Life 22.9 23.6 24.3 24.9 25.8 22.9 25.8 Variable Universal Life (4) 127.3 127.4 127.1 126.8 127.5 127.3 127.5 Term 234.9 235.1 235.4 235.4 233.5 234.9 233.5 Whole Life 1.4 1.5 1.4 1.4 1.4 1.4 1.4 Total $ 442.4 $ 442.7 $ 442.7 $ 442.3 $ 441.5 $ 442.4 $ 441.5 In-force Policy Count by Product (2) (in thousands): Universal Life (3) 177 174 173 171 170 177 170 Indexed Universal Life 52 53 54 54 55 52 55 Variable Universal Life (4) 307 305 302 300 299 307 299 Term 333 331 329 326 323 333 323 Whole Life 19 19 18 18 18 19 18 Total 888 882 876 870 865 888 865 Protection Solutions Reserves General Account $ 17,562 $ 17,731 $ 17,716 $ 17,819 $ 17,298 $ 17,562 $ 17,298 Separate Accounts 11,393 12,572 12,903 12,804 13,616 11,393 13,616 Total $ 28,955 $ 30,303 $ 30,619 $ 30,623 $ 30,914 $ 28,955 $ 30,914 Notes: (1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed. (2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies. (3) Universal Life includes Guaranteed Universal Life. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. 4Q19 Financial Supplement 21

Investments 4Q19 Financial Supplement 22

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	December 31, 2018		December 31, 2019	
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio				
Fixed maturities, available-for-sale, at fair value	$ 46,279	53.9%	$ 66,343	67.9%
Mortgage loans on real estate	11,835	13.8%	12,107	12.4%
Policy loans	3,779	4.4%	3,735	3.8%
Real estate held for the production of income	52	0.1%	27	—%
Other equity investments	1,334	1.6%	1,344	1.4%
Other invested assets	2,037	2.4%	2,753	2.8%
Subtotal investment assets	65,316	76.1%	86,309	88.3%
Trading securities	16,017	18.7%	7,031	7.2%
Total investments	81,333	94.8%	93,340	95.5%
Cash and cash equivalents	4,469	5.2%	4,405	4.5%
Total	$ 85,802	100.0%	$ 97,745	100.0%
General Account Fixed maturities by industry (Based on amortized cost)				
Corporate securities:				
Finance	$ 6,343	13.7%	$ 12,015	19.2%
Manufacturing	9,123	19.6%	12,643	20.2%
Utilities	4,413	9.5%	4,999	8.0%
Services	4,317	9.3%	6,730	10.7%
Energy	2,347	5.1%	3,772	6.0%
Retail and wholesale	2,163	4.7%	3,515	5.6%
Transportation	1,357	2.9%	1,793	2.9%
Other	171	0.4%	198	0.3%
Total corporate securities	30,234	65.1%	45,665	72.8%
U.S. government and agency	13,989	30.1%	14,395	23.0%
Residential mortgage-backed (2)	225	0.5%	178	0.3%
Preferred stock	448	1.0%	501	0.8%
State & municipal	415	0.9%	638	1.0%
Foreign governments	524	1.1%	462	0.7%
Asset-backed securities	612	1.3%	848	1.4%
Total	$ 46,447	100.0%	$ 62,687	100.0%
General Account Fixed maturities credit quality (3) (Based on amortized cost)				
Aaa, Aa, A (NAIC Designation 1)	$ 30,805	66.3%	$ 42,770	68.2%
Baa (NAIC Designation 2)	14,541	31.3%	18,605	29.7%
Investment grade	45,346	97.6%	61,375	97.9%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,101	2.4%	1,312	2.1%
Total	$ 46,447	100.0%	$ 62,687	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.

(2) Includes publicly traded agency pass-through securities and collateralized obligations.

(3) Credit quality based on NAIC rating.

4Q19 Financial Supplement 23

Consolidated Results of General Account Investment Portfolio Years Ended or As of (in millions USD, unless otherwise indicated) December 31, 2018 December 31, 2019 Yield Amount (1) Yield Amount (1) Fixed Maturities: Income (loss) 3.86% $ 1,732 3.68% $ 2,019 Ending assets 46,447 62,687 Mortgages: Income (loss) 4.26% 494 4.47% 541 Ending assets 11,835 12,107 Real Estate Held for Production of Income: Income (loss) (5.29)% (6) (5.04)% (2) Ending assets 52 27 Other Equity Investments: Income (loss) 10.08% 133 6.33% 88 Ending assets 1,354 1,480 Policy Loans: Income 5.71% 215 5.59% 210 Ending assets 3,779 3,735 Cash and Short-term Investments: Income 0.49% 21 (0.15)% (4) Ending assets 3,332 1,856 Repurchase and Funding Agreements: Interest expense and other (104) (110) Ending (liabilities) (4,561) (6,909) Total invested Assets: Income 4.06% 2,485 3.92% 2,742 Ending assets 62,238 74,983 Short Duration Fixed Maturities: Income (loss) 2.49% 333 3.15% 312 Ending assets 14,818 6,173 Total Net Investment Income: Investment income 3.78% 2,818 3.83% 3,054 Less: investment fees (0.08)% (62) (0.08)% (66) Investment income, net 3.70% $ 2,756 3.75% $ 2,988 General Account Ending Net Assets $ 77,056 $ 81,156 Operating Earnings adjustments: Repurchase and Funding Agreements interest expense 104 110 AB and other non-General Account investment income 2 204 Operating Net investment income (loss) $ 2,862 $ 3,302 Notes: (1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions. 4Q19 Financial Supplement 24

Additional Information 4Q19 Financial Supplement 25

Deferred Policy Acquisition Costs Rollforward

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	Years Ended or As of 12/31/2018	12/31/2019
TOTAL							
Beginning balance	$ 6,736	$ 6,745	$ 6,018	$ 6,080	$ 5,787	$ 5,919	$ 6,745
Capitalization of commissions, sales and issue expenses	190	173	189	182	210	701	754
Amortization	(159)	(198)	(177)	(85)	(119)	(333)	(579)
Change in unrealized investment gains and losses	(22)	(702)	50	(390)	43	458	(999)
Reclassified to Assets held-for-sale	$ —	$ —	$ —	$ —	$ (31)	$ —	$ (31)
Ending balance	$ 6,745	$ 6,018	$ 6,080	$ 5,787	$ 5,890	$ 6,745	$ 5,890
Individual Retirement							
Beginning balance	$ 3,171	$ 3,229	$ 3,212	$ 3,191	$ 3,241	$ 2,988	$ 3,229
Capitalization of commissions, sales and issue expenses	113	100	116	111	123	408	450
Amortization	(83)	(144)	(115)	(23)	(45)	(183)	(327)
Change in unrealized investment gains and losses	28	27	(22)	(38)	(44)	16	(77)
Reclassified to Assets held-for-sale	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Ending balance	$ 3,229	$ 3,212	$ 3,191	$ 3,241	$ 3,275	$ 3,229	$ 3,275
Group Retirement							
Beginning balance	$ 640	$ 657	$ 650	$ 664	$ 674	$ 518	$ 657
Capitalization of commissions, sales and issue expenses	26	23	26	22	31	91	102
Amortization	(9)	(12)	(10)	(7)	(9)	10	(38)
Change in unrealized investment gains and losses	—	(18)	(2)	(5)	(29)	38	(54)
Reclassified to Assets held-for-sale	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Ending balance	$ 657	$ 650	$ 664	$ 674	$ 667	$ 657	$ 667
Protection Solutions							
Beginning balance	$ 2,757	$ 2,706	$ 2,061	$ 2,185	$ 1,856	$ 2,352	$ 2,706
Capitalization of commissions, sales and issue expenses	51	50	47	49	57	203	203
Amortization	(60)	(49)	(50)	(56)	(55)	(161)	(210)
Change in unrealized investment gains and losses	(42)	(646)	127	(322)	108	312	(733)
Reclassified to Assets held-for-sale	$ —	$ —	$ —	$ —	$ (31)	$ —	$ (31)
Ending balance	$ 2,706	$ 2,061	$ 2,185	$ 1,856	$ 1,935	$ 2,706	$ 1,935
Corporate and Other							
Beginning balance	$ 168	$ 153	$ 95	$ 40	$ 16	$ 61	$ 153
Capitalization of commissions, sales and issue expenses	—	—	—	—	(1)	—	(1)
Amortization	(7)	7	(2)	1	(10)	1	(4)
Change in unrealized investment gains and losses	(8)	(65)	(53)	(25)	8	91	(135)
Reclassified to Assets held-for-sale	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Ending balance	$ 153	$ 95	$ 40	$ 16	$ 13	$ 153	$ 13

4Q19 Financial Supplement 26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE and, for certain prior periods, Pro forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure’s treatment of the impact of timing differences on the amortization of DAC resulting from market value adjustments for our SCS variable annuity product. As a result of this modification, the amortization of DAC for our SCS product included in Non-GAAP Operating Earnings was changed to be determined based on our SCS product's gross profits included in Non-GAAP Operating Earnings, consistent with both our exclusion from Non-GAAP Operating Earnings of other items that are distortive to the underlying drivers of our financial performance on a consolidated basis and with industry practice. Our presentation of Non-GAAP Operating Earnings in prior periods was not revised to reflect this modification, however, had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, SCS-related DAC amortization excluded from Non-GAAP Operating Earnings would have been $52 million, $17 million and $4 million lower during the first, second and third quarters of 2018, respectively, and $17 million higher during the fourth quarter of 2018. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: Items related to variable annuity product features, which include certain changes in the fair value of the derivatives and other securities we use to hedge these features, the effect of • benefit ratio unlock adjustments and changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product; Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation • allowances; Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit • obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and the impact of the Tax • Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use the prevailing corporate federal income tax rate of 21%, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. 4Q19 Financial Supplement 27

Use of Non-GAAP Financial Measures Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Non- GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Pro forma Non-GAAP Operating ROE by dividing Pro forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding. 4Q19 Financial Supplement 28

Reconciliation of Non-GAAP Measures (1/3) For the Three Months Ended or As of Years Ended or As of (in millions USD, unless otherwise indicated) 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 12/31/2018 12/31/2019 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ 1,938 $ (775) $ 363 $ (384) $ (937) $ 1,820 $ (1,733) Adjustments related to: Variable annuity product features (1,898) 1,540 200 1,444 1,694 (70) 4,878 Investment gains (losses), net 130 11 12 (199) 103 86 (73) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 33 24 24 24 27 215 99 Other adjustments (1) 69 40 89 78 199 299 406 Income tax (expense) benefits related to above adjustments 350 (337) (71) (282) (424) (111) (1,114) Non-recurring tax items (118) 6 (58) (4) (10) (73) (66) Non-GAAP Operating earnings (loss) (2) $ 504 $ 509 $ 559 $ 677 $ 652 $ 2,166 $ 2,397 Net income (loss) attributable to Holdings $ 3.57 $ (1.50) $ 0.74 $ (0.78) $ (1.97) $ 3.27 $ (3.51) Adjustments related to: Variable annuity product features (3.49) 2.97 0.41 2.94 3.55 (0.13) 9.86 Investment gains (losses), net 0.24 0.02 0.02 (0.40) 0.22 0.15 (0.15) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.06 0.05 0.05 0.05 0.06 0.39 0.20 Other adjustments (1) 0.13 0.08 0.18 0.15 0.42 0.54 0.83 Income tax (expense) benefit related to above adjustments 0.64 (0.65) (0.14) (0.57) (0.89) (0.20) (2.25) Non-recurring tax items (0.22) 0.01 (0.12) (0.01) (0.02) (0.13) (0.13) Non-GAAP Operating earnings (2) $ 0.93 $ 0.98 $ 1.14 $ 1.38 $ 1.37 $ 3.89 $ 4.85 Book Value per share Book Value per Share $ 26.22 $ 26.77 $ 30.22 $ 30.53 $ 29.19 $ 26.22 $ 29.19 Less: Per share impact of AOCI (2.64) (1.04) 1.78 3.00 1.81 (2.64) 1.81 Book value per share (ex. AOCI) $ 28.86 $ 27.81 $ 28.44 $ 27.53 $ 27.38 $ 28.86 $ 27.38 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) "Other adjustments" includes separation costs of $140 million, $119 million, $222 million and $213 million for the three and twelve months ended December 31, 2019 and 2018, respectively. (2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the three and twelve months ended December 31, 2018 would have been $517 million and $2.1 billion or $0.95 and $3.81 per diluted share basis. 4Q19 Financial Supplement 29

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) As of and for the Twelve Months Ended 12/31/2018	Pro forma (1) As of and for the Twelve Months Ended 3/31/2019	As of and for the Twelve Months Ended 6/30/2019	As of and for the Twelve Months Ended 9/30/2019	As of and for the Twelve Months Ended 12/31/2019
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 2,154	$ 1,108	$ —	$ —	$ —
Adjustments related to:					
Pro forma adjustments before income tax (1)	(34)	(6)	—	—	—
Income tax impact	(6)	(1)	—	—	—
Pro forma adjustments, net of income tax	(40)	(7)	—	—	—
Pro forma Net income (loss)	2,114	1,101	—	—	—
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(285)	(270)	—	—	—
Pro forma Net income (loss) attributable to Holdings	$ 1,829	$ 831	$ —	$ —	$ —
Net Income to Non-GAAP Operating Earnings					
Net income (loss) attributable to Holdings	$ 1,829	$ 831	$ 1,030	$ 1,142	$ (1,733)
Adjustments related to:					
Variable annuity product features	(70)	1,295	1,245	1,286	4,878
Investment (gains) losses	86	201	189	(46)	(73)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	215	107	105	105	99
Other adjustments	299	244	249	276	406
Income tax (expense) benefits related to above adjustments	(111)	(396)	(389)	(340)	(1,114)
Non-recurring tax items	(73)	(94)	(164)	(174)	(66)
Non-GAAP Operating Earnings (2)	$ 2,175	$ 2,188	$ 2,265	$ 2,249	$ 2,397
Return on Equity Reconciliation					
Net income (loss) attributable to Holdings	$ 1,829	$ 831	$ 1,030	$ 1,142	$ (1,733)
Average equity attributable to Holdings excluding AOCI	$ 14,610	$ 14,400	$ 14,223	$ 14,088	$ 13,253
Return on Equity	12.5%	5.8%	7.2%	8.1%	(13.1)%
Non-GAAP Operating Earnings (2)	$ 2,175	$ 2,188	$ 2,265	$ 2,249	$ 2,397
Average equity attributable to Holdings excluding AOCI	$ 14,610	$ 14,400	$ 14,223	$ 14,088	$ 13,253
Non-GAAP Operating Return on Equity (3)	14.9%	15.2%	15.9%	16.0%	18.1 %

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the trailing twelve months ended December 31, 2019 would have been $2.4 billion.

(3) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended December 31, 2019 would have been 0.0%.

4Q19 Financial Supplement 30

Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) Balances as of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Balances as of 6/30/2019	9/30/2019	12/31/2019
Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings	$ 13,547	$ 13,364	$ 12,411	$ 13,866	$ 13,143	$ —	$ —	$ —
Pro forma adjustments (1)	3	—	—	—	—	—	—	—
Total equity attributable to Holdings	13,550	13,364	12,411	13,866	13,143	14,843	14,936	13,535
Less: Accumulated other comprehensive income (loss)	(946)	(1,310)	(1,595)	(1,396)	(513)	876	1,468	840
Total equity attributable to Holdings excluding AOCI	$ 14,496	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967	$ 13,468	$ 11,920
Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings		$ 13,182	$ 13,186	$ 13,297	$ 13,196	$ —	$ —	$ —
Pro forma adjustments (1)		399	176	1	—	—	—	—
Total equity attributable to Holdings		13,582	13,362	13,298	13,196	13,566	14,197	14,114
Less: Accumulated other comprehensive income (loss)		(677)	(990)	(1,312)	(1,204)	(657)	109	668
Total equity attributable to Holdings excluding AOCI		$ 14,259	$ 14,352	$ 14,610	$ 14,400	$ 14,223	$ 14,088	$ 13,253

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended December 31, 2017, which is calculated using an annual two-point average.

4Q19 Financial Supplement 31

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Average Account Value - Calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two. Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98). Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings. Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings. Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Gross premiums - FYP and Renewal premium and deposits. Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value. Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings divided by average equity attributable to Holdings excluding Accumulated Other Comprehensive Income (“AOCI”) and Preferred Stock. Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period. 4Q19 Financial Supplement 32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Ian Ryave	1 (646) 855-2926
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**Dec '19**	**Nov '19**	**Aug '19**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
Equitable Holdings	bbb+	BBB+	Baa2
Alliance Bernstein (1)	—	A	A2

Investor and Media Contacts

Contact Investor Relations
Jessica Baehr
(212) 314-2476
IR@equitable.com
ir.equitableholdings.com

Dan Woodrow
(212) 314-2036

Contact Media Relations
Matt Asensio
(212) 314-2010
MediaRelations@equitable.com
www.equitableholdings.com

Notes:

(1) Last review dates: S&P as of Oct '19, Moody's as of Nov '19.

4Q19 Financial Supplement 33